FIERA CAPITAL EMERGING MARKETS FUND (THE “FUND”)

SUPPLEMENT DATED MARCH 2, 2021 TO THE FUND’S
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 29, 2020

Fiera Capital Inc., the investment adviser to the Fund (the “Investment Adviser”), has agreed in principle to sell its investment advisory business relating to the Fund to Sunbridge Capital Partners LLC (the “Transaction”). As a condition to the Transaction and subject to approval by the Board of Trustees of Fiera Capital Series Trust and Fund shareholders, the Fund would reorganize into a newly-created fund registered under the Investment Company Act of 1940 and advised by Sunbridge Capital Partners LLC (“Sunbridge”) with substantially identical investment objectives, strategies and restrictions as the Fund ("Reorganization"). The controlling shareholder of Sunbridge is Anindya Chatterjee, the current portfolio manager of the Fund. Mr. Chatterjee would be expected to continue to serve as the portfolio manager of the successor fund following the Transaction. Completion of the Transaction remains subject to the Investment Adviser and Sunbridge entering into definitive documentation which would be subject to various conditions. There can be no assurance that the Transaction will be completed and that a Reorganization will be approved and effected.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY NOR AN OFFER OF ANY SECURITIES.